Exhibit 10(l)

Cooperation Agreement between Yellowstone Corporate Services, Inc. and Shanghai Huayao Enterprise Trustee Co., Ltd. dated April 27,
2002 (Translated from original in Chinese)


    Cooperation Agreement (Translated from original in Chinese)


Party A : Yellowstone Corporate Services, Inc.
Address : Room 1201 Alexandra House, 16-20 Chater Road, Central, Hong Kong
Telephone : (852) 2905-1388   Facsimile : (852) 3105-0030
Representative : King Kwok Yu   Position : Director and President

Party B : Shanghai Huayao Enterprise Trustee
Address : A, No. 3896 Hongmei Road, Shanghai 201103, China
Telephone : (8621) 6261-5067   Facsimile : (8621) 6261-4847
Representative : Danlin Xu   Position : Senior Executive Vice President

Party A and Party B entered into this Agreement to agree to cooperate in assisting small-medium size China enterprises attain listing status in the U.S.

Clause 1 - Objectives

     Party A and Party B, on a joint effort basis, shall establish an office in Shanghai, the People's Republic of China, and shall assist small-medium size China enterprises with good prospects attain listing on the Over-The-Counter Bulletin Board in the U.S.

Clause 2 - Responsibilities of Party A

1. Provide explanation and documentation to Party B as the procedures, arrangements, charges and requirements with regards to listing on the Over-The-Counter Bulletin Board in the U.S.

2. Provide explanation to questions put forth by Party B's clients with regards to listing in the U.S.

3. Arrange for preparation of documentation for listing purposes, and to provide contacts to a network of professionals for the listing exercise.

Clause 3 - Responsibilities of Party B

1. Become familiarize with the documentation provided by Party A, understand the process/procedures, and to explain to clients.

2. Actively search for China enterprises suitable for listing on the Over-The-Counter Bulletin Board in the U.S.

3. Assist clients to prepare business plans and to provide information to Party A for the listing purpose.

Clause 4 - Appendix

The Appendix, Party A's "Yellowstone Corporate Services, Inc.
("Yellowstone") Cooperation Program - US listing exercises project management", shall serve as an integral part of this Agreement.

Clause 5 - Expenses

Party A and Party B agree that Party B shall bear all expenses of the Shanghai office. Party A is responsible for its direct expenses.

Clause 6 - Sharing of Revenue

Unless otherwise agreed, the ratios for revenue sharing shall be those as set out in the Appendix. Party A shall be construed as Yellowstone and Party B shall be construed as the Cooperation
Partner.

Clause 7 - Term of this Agreement

This Agreement shall become effective upon signing by Party A and Party B, and shall terminate on December 31, 2004. Upon termination, the term of this Agreement can be extended upon mutual agreement.

This Agreement shall have two copies with each copy retained by Party A and Party B, respectively.

Party A : Yellowstone Corporate Services, Inc.

Represented by : King Kwok Yu   Position : Director and President

Date : April 27, 2002

Party B : Shanghai Huayao Enterprise Trustee Co., Ltd.

Represented by : Danlin Xu   Position : Senior Executive Vice President

Date : April 30, 2002












                                                       Appendix

       Yellowstone Corporate Services, Inc. ("Yellowstone")
   Cooperation Program - US listing exercises project management
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Description of program:    *      Cooperation  Partner   sources
                             client to pursue listing on the  US
                             Over-The-Counter Bulletin Board
                           *    Yellowstone provides technical
                           support & US network for the listing
                           exercise
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Contractual arrangements:  *       Cooperation    Partner    and
                            Yellowstone  jointly   enter   into
                             contract with client for the listing
                             exercise
                           *    Cooperation Partner and
                           Yellowstone enter into a Cooperation
                           Agreement to set out the "fee split"
                           between them
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Listing methods offered    *    Registered Spin-Off
by Yellowstone:            *    Direct Public Offering
                           *    Reverse Merger by acquiring a
                           public shell
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Summary of financial       *    Registered Spin-Off
arrangements :                  O    Client pays documentation fees
                                  (US$35,000 - US$50,000), audit fees
                                  (varies) and direct costs (approx.
                                  US$5,000)
                                O    Client engages Cooperation
                                  Partner & Yellowstone as consultants
                                  for a period of 24 months at a
                                  monthly consulting fee of US$6,000
                                  (Cooperation Partner US$2,400;
                                  Yellowstone US$3,600) for both pre
                                  and post listing services
                                O    Client issues stock to
                                  shareholders of Yellowstone
                           *    Direct Public Offering
                                O    Client pays stock and cash of
                                  US$150,000 (Cooperation Partner
                                  US$60,000; Yellowstone US$90,000)
                                O    Client pays audit fees (varies)
                                  and direct costs (approx. US$5,000)
                                O    Yellowstone bears all
                                  documentation fees
                                O    Client raises US$30,000 to
                                  US$80,000 (with no guarantee)
                           *     Reverse  Merger by acquiring  a
                             public shell
                                O    Client pays stock and cash of
                                  US$80,000 (Cooperation Partner
                                  US$32,000; Yellowstone US$48,000)
                                O    Client pays US$250,000 to
                                  US$450,000 for the public shell
                                O    Client pays legal (approx.
                                  US$15,000) and audit fees (varies)
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Responsibilities :         *    Cooperation Partner
                                O    Prepares US style business plan
                                O    Helps client to assemble all
                                  necessary information as requested by
                                  Yellowstone
                           *    Yellowstone
                                O    Arranges for preparation and
                                  filing of all required State and
                                  Federal documents for the listing
                                  exercise
                                O    Provides network in US for the
                                  listing exercise
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Qualification of                  Any  body  incorporated or individual
Cooperation Partner :             corporate finance professionals
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